November 26, 1996

                                  SUPPLEMENT TO
            STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1996 FOR

                               THE MEDLEY PROGRAM

                  GROUP TAX-DEFERRED VARIABLE ANNUITY CONTRACTS

                                 ISSUED THROUGH

             THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-10 ("VCA-10") THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-11 ("VCA-11")
           AND THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-24 ("VCA-24")


     On November 22, 1996, persons having voting rights in respect of VCA-10 approved two proposals to revise VCA-10's fundamental investment policies and restrictions. First, a proposal to revise VCA-10's fundamental investment objective was approved. Second, a proposal was approved to revise VCA-10's fundamental investment restrictions (1) to permit VCA-10 to make certain investments and utilize certain investment techniques designed to meet VCA-10's objective, and (2) to make the restrictions more consistent with other accounts and funds managed by Prudential and its affiliates.

     Also on November 22, 1996, persons having voting rights in respect of VCA-11 approved a proposal to revise VCA-11's fundamental investment restrictions (1) to make the restrictions more consistent with other accounts and funds managed by Prudential and its affiliates; and (2) to make certain restrictions non-fundamental so that they may be changed by the VCA-11 Committee.

     These approved changes will be effective on the date of the next revision of the MEDLEY prospectus and its associated statement of additional information ("SAI"), which is currently expected to be May 1, 1997. This supplement to the SAI, along with the supplement dated November 26, 1996 to the prospectus ("the prospectus supplement") is designed to advise current investors of changes that will become effective as of that date.

1. VCA-10 -- Revised Fundamental Investment Restrictions
   -----------------------------------------------------

     Effective May 1, 1997, VCA-10's fundamental investment restrictions set forth on pages 3-4 will be changed to the following:

     In addition to the investment objective described in the prospectus supplement, the following investment restrictions are fundamental investment policies of VCA-10 and may not be changed without the approval of a majority vote of persons having voting rights in respect of the Account.

     Concentration in Particular Industries. VCA-10 will not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of VCA-10's total assets, more than 5% of VCA-10's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or
     (ii) 25% or more of VCA-10's total assets (determined at the time of the investment) would be invested in a single industry.

     Investments in Real Estate-Related Securities. No purchase of or investment in real estate will be made for the account of VCA-10 except that VCA-10 may buy and sell securities that are secured by real estate or shares of real estate investment trusts listed on stock exchanges or reported on the National Association of Securities Dealers, Inc. automated quotation system ("NASDAQ").

     Investments in Financial Futures. No commodities or commodity contracts will be purchased or sold for the account of VCA-10 except that VCA-10 may purchase and sell financial futures contracts and related options.

     Loans. VCA-10 will not lend money, except that loans of up to 10% of the value of VCA-10's total assets may be made through the purchase of privately placed bonds, debentures, notes, and other evidences of indebtedness of a character customarily acquired by institutional investors that may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. Repurchase agreements and the purchase of publicly traded debt obligations are not considered to be "loans" for this purpose and may be entered into or purchased by VCA-10 in accordance with its investment objectives and policies.

     Borrowing. VCA-10 will not issue senior securities, borrow money or pledge its assets, except that VCA-10 may borrow from banks up to 33-1/3 percent of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. VCA-10 may pledge up to 33-1/3 percent of the value of its total assets to secure such borrowing. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with resect to interest rate swap transactions, reverse repurchase agreements, dollar roll transactions, options, futures contracts, and options thereon are not deemed to be a pledge of assets or the issuance of a senior security.

     Margin. VCA-10 will not purchase securities on margin (but VCA-10 may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by VCA-10 of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

     Underwriting of Securities. VCA-10 will not underwrite the securities of other issuers, except where VCA-10 may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities and with loans that VCA-10 is permitted to make.

     Control or Management of Other Companies. No securities of any company will be acquired for VCA-10 for the purpose of exercising control or management thereof.

2. VCA-10 -- Non-Fundamental Investment Restrictions
   -------------------------------------------------

     Effective May 1, 1997, the following non-fundamental investment restrictions, which the VCA-10 Committee can change without the approval of those having voting rights in respect of VCA-10, will be applicable to VCA-10:

     Investments in Other Investment Companies. Except as part of a merger, consolidation, acquisition or reorganization, VCA-10 will not invest in the securities of other investment companies in excess of the limits stipulated by the Investment Company Act of 1940 as amended, and the rules and regulations thereunder.

     Short Sales. VCA-10 will not make short sales of securities or maintain a short position, except that VCA-10 may make short sales against the box. Collateral arrangements entered into with respect to options, futures contracts and forward contracts are not deemed to be short sales. Collateral arrangements entered into with respect to interest rate swap agreements are not deemed to be short sales.

     Restricted Securities. No more than 15% of the value of the net assets held in VCA-10 will be invested in securities (including repurchase agreements and non-negotiable time deposits maturing in more than seven days) that are subject to legal or contractual restrictions on resale or for which no readily available market exists, or in the securities of issuers (other than U.S. Government agencies or instrumentalities) having a record, together with predecessors, of less than three years' continuous operation.

3. VCA-11 -- Revised Fundamental Investment Restrictions
   -----------------------------------------------------

     Effective May 1, 1997, VCA-11's fundamental investment restrictions set forth on pages 3-4 will be changed to the following:

     In addition to the investment objective described in the prospectus supplement, the following investment restrictions are fundamental investment policies of VCA-11 and may not be changed without the approval of a majority vote of persons having voting rights in respect of VCA-11.

     Concentration in Particular Industries. VCA-11 will not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of VCA-11's total assets, more than 5% of VCA-11's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or
     (ii) 25% or more of VCA-11's total assets (determined at the time of the investment) would be invested in a single industry. Notwithstanding this restriction, there is no limitation with respect to money market instruments of domestic banks, U.S. branches of foreign banks that are subject to the same regulations as U.S. banks, and foreign branches of domestic banks (provided that the domestic bank is unconditionally liable in the event of the failure of the foreign branch to make payment on its instruments for any reason).

     Investments in Real Estate-Related Securities. No purchase of or investment in real estate will be made for the account of VCA-11.

     Investments in Financial Futures. No commodities or commodity contracts will be purchased or sold for the account of VCA-11.

     Loans. VCA-11 will not lend money, except that it may purchase debt obligations in accordance with its investment objective and policies and may engage in repurchase agreements.

     Borrowing. VCA-11 will not issue senior securities, borrow money or pledge its assets, except that VCA-11 may borrow from banks up to 33-1/3 percent of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. VCA-11 may pledge up to 33-1/3 percent of the value of its total assets to secure such borrowing. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis is not deemed to be a pledge of assets or the issuance of a senior security.

     Margin. VCA-11 will not purchase securities on margin (but VCA-11 may obtain such short-term credits as may be necessary for the clearance of transactions).

     Underwriting of Securities. VCA-11 will not underwrite the securities of other issuers, except where VCA-11 may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities and with loans that VCA-11 is permitted to make.

     Control or Management of Other Companies. No securities of any company will be acquired for VCA-11 for the purpose of exercising control or management thereof.

4. VCA-11 -- Non-fundamental Investment Restrictions
   -------------------------------------------------

     Effective May 1, 1997, the following non-fundamental investment restrictions, which the VCA-11 Committee can change without the approval of those having voting rights in respect of VCA-11, will be applicable to VCA-11:

     Investments in Other Investment Companies. Except as part of a merger, consolidation, acquisition or reorganization, VCA-11 will not invest in the securities of other investment companies in excess of the limits stipulated by the Investment Company Act of 1940 as amended, and the rules and regulations thereunder.

     Short Sales. VCA-11 will not make short sales of securities or maintain a short position.

     Restricted Securities. No more than 10% of the value of the net assets held in VCA-11 will be invested in illiquid securities (including repurchase agreements and non-negotiable time deposits maturing in more than seven days). Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

5. VCA-10 -- Descriptions of New Investment Instruments and Techniques
   -------------------------------------------------------------------

     Effective May 1, 1997, the revisions to VCA-10's investment policies and restrictions will permit the Account to make certain investments and use certain investment techniques designed to meet VCA-10's objective. The following describes these investments and techniques.

     Financial futures contracts. A financial futures contract generally provides for the future sale by one party and purchase by the other party of a specified amount of a particular financial instrument or currency at a specified price on a designated date. As explained on page 13 of the prospectus and pages 8-9 of the SAI, VCA-10 may, to the extent permitted by applicable insurance law and federal regulations, invest in stock index futures contracts. Effective May 1, 1997, the authority to invest in financial futures contracts will be expanded also to include futures contracts on interest-bearing securities (such as U.S. Treasury bonds and notes) or rate indices and futures contracts on foreign currencies or groups of foreign currencies. Effective May 1, 1997, VCA-10 will also be authorized to purchase and sell options on these types of futures contracts. VCA-10 will continue to use futures contracts (and options thereon) solely for the purpose of hedging VCA-10's positions with respect to securities, interest rates and foreign securities. Investment in these types of financial futures contracts are subject to the same risks described in the prospectus and SAI. In addition, VCA-10's successful use of foreign currency futures contracts will depend on the manager's ability to predict the direction of currency exchange markets and political conditions, which require different skills and techniques than predicting changes in securities markets generally.

     Options. As explained on pages 12-13 of the prospectus and pages 7-9 of the SAI, VCA-10 may purchase and write (i.e., sell) put and call options on equity securities, stock indices, and stock index futures contracts. Effective May 1, 1997, this investment authority will be expanded also to include options on debt securities, foreign currencies, and the additional types of financial futures contracts described above. Investment in these types of options are subject to the same risks described in the prospectus and SAI. In addition, VCA-10's successful use of options on foreign currencies will depend upon the manager's ability to predict the direction of the currency exchange markets and political conditions. Also, the correlation between movements in the price of options and the price of currencies being hedged is imperfect.

     Forward foreign currency exchange contracts. A forward foreign currency exchange contract is a contract obligating one party to purchase and the other party to sell one currency for another currency at a future date and price. Effective May 1, 1997, VCA-10 may enter into such contracts in anticipation of or to protect itself against fluctuations in currency exchange rates. VCA-10 generally will not enter into a forward contract with a term of greater than 1 year. At the maturity of a forward contract, VCA-10 may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. VCA-10's successful use of forward contracts will depend upon the manager's ability to predict the direction of currency exchange markets and political conditions.

     Interest rate swap transactions. Effective May 1, 1997, VCA-10 may enter into interest rate swap transactions. Interest rate swaps, in their most basic form, involve the exchange by one party with another party of their respective commitments to pay or receive interest. For example, VCA-10 might exchange its right to receive certain floating rate payments in exchange for another party's right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different indices or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same -- to increase or decrease exposure to long- or short-term interest rates. For example, VCA-10 may enter into a swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Account anticipates purchasing at a later date. VCA-10 will maintain appropriate liquid assets in a segregated custodial account to cover its obligations under swap agreements.

     The use of swap agreements is subject to certain risks. As with options and futures, if the investment adviser's prediction of interest rate movements is incorrect, VCA-10's total return will be less than if the Account had not used swaps. In addition, if the counterparty's creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that VCA-10 could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

     Real estate-related securities. Effective May 1, 1997, VCA-10 may invest in securities secured by real estate or shares of real estate investment trusts that are listed on a stock exchange or reported on the National Association of Securities Dealers, Inc. automated quotation system ("NASDAQ"). Such securities may be sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. They may also be affected by tax and regulatory requirements, such as those relating to the environment.

     Reverse repurchase agreements and dollar roll transactions. Effective May 1, 1997, VCA-10 may enter into reverse repurchase agreements and dollar roll transactions. Reverse repurchase agreements involve the sale of securities held by VCA-10 with an agreement by the Account to repurchase the same securities at an agreed upon price and date. During the reverse repurchase period, VCA-10 often will continue to receive principal and interest payments on the sold securities. The terms of each agreement reflect a rate of interest for use of the funds for the period, and thus these agreements have some of the characteristics of borrowing by VCA-10.

     Dollar rolls involve sales of securities for delivery in the current month with a simultaneous contract to repurchase substantially similar securities (same type and coupon) from the same party at an agreed upon price and date. During the roll period, the seller forgoes principal and interest paid on the securities. The seller is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. VCA-10 will establish a segregated account with its custodian in which it will maintain cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls.

     Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by VCA-10 may decline below the price of the securities the Account has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, VCA-10's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Account's obligation to repurchase the securities.

6. Members of the VCA-10 Committee
   -------------------------------

The following supplements the list of Members of the VCA-10 Committee on page 12.

         On November 22, 1996, those persons having voting rights in respect of VCA-10 elected Mendel A. Melzer, Jonathan M. Greene, and W. Scott McDonald, Jr., to serve as Members of the VCA-10 Committee. Mark Fetting, who was Chairman and a Member of the Committee, and James Scott and Mary C. Gencher, both of whom were

Members of the Committee, have resigned. The VCA-10 Committee has elected Mr. Melzer as Chairman and appointed Mr. Greene as President.

     Mr. Melzer served as Chief Financial Officer of Prudential's Money Management Group since 1995, and currently is the Chief Investment Officer of Prudential Mutual Funds. From 1993 to 1995, he served as Senior Vice President and Chief Financial Officer of Prudential Preferred Financial Services. Prior to 1993, he served as Managing Director of Prudential Investment Corporation.

     Mr. Greene has served as President of Investment Management of Prudential Investments since March 1996. Prior thereto, he served as a Vice President and Portfolio Manager for T. Rowe Price Associates, Inc.

     Mr. McDonald has served as Principal in Scott McDonald & Associates since April 1995. Prior thereto, he served as Executive Vice President of Fairleigh Dickinson University.

     Mr. Melzer and Mr. Greene are interested persons of Prudential, its affiliates, or the Account, as defined in the 1940 Act and described on page 13 of the SAI.

7. Members of the VCA-11 Committee
   -------------------------------

     The following supplements the list of Members of the VCA-11 Committee on pages 12-13.

     On November 22, 1996, those persons with voting rights in respect of VCA-11 elected Mendel A. Melzer, Jonathan M. Greene, and Saul K. Fenster to serve as Members of the Committee. Mark Fetting, who was Chairman and a Member of the Committee, and James Scott and Mary C. Gencher, both of whom were Members of the Committee, have resigned. The VCA-11 Committee has elected Mr. Melzer as Chairman and appointed Mr. Greene as President.

     Mr. Melzer served as Chief Financial Officer of Prudential's Money Management Group since 1995, and currently is the Chief Investment Officer of Prudential Mutual Funds. From 1993 to 1995, he served as Senior Vice President and Chief Financial Officer of Prudential Preferred Financial Services. Prior to 1993, he served as Managing Director of Prudential Investment Corporation.

     Mr. Greene has served as President of Investment Management of Prudential Investments since March 1996. Prior thereto, he served as a Vice President and Portfolio Manager for T. Rowe Price Associates, Inc.

     Mr. Fenster serves as President of the New Jersey Institute of Technology.

     Mr. Melzer and Mr. Greene are interested persons of Prudential, its affiliates, or the Account, as defined in the 1940 Act and described on page 13 of the SAI. As explained on page 13, Dr. Fenster is not an interested person of Prudential, its affiliates, or the Account, but Prudential has issued a group annuity contract to the New Jersey Institute of Technology, of which Mr. Fenster is President, and provides group life and health insurance to its employees.